                                                                EXHIBIT   10.2

                               PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT (this "Pledge Agreement") is entered into as of September 28, 1998 among BRANDYWINE REALTY TRUST ("BRT"), a Maryland real estate investment trust, and BRANDYWINE OPERATING PARTNERSHIP, L.P., ("BOP"), a Delaware limited partnership (collectively, the "Borrowers"), certain Subsidiaries of the Borrowers as set forth on the signature pages hereto and as may from time to time become a party hereto (individually a "Guarantor," and collectively the "Guarantors"; together with the Borrower, individually a "Pledgor," and collectively the "Pledgors") and NATIONSBANK, N.A., in its capacity as administrative agent (in such capacity, the "Administrative Agent") for the lenders from time to time party to the Credit Agreement described below (the "Lenders").

                                   RECITALS

         WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement dated as of the date hereof (as amended, modified, extended, renewed or replaced from time to time, the "Credit Agreement") among the Borrower, the Guarantors, the Lenders and the Administrative Agent, the Lenders have agreed to make Loans and issue Letters of Credit upon the terms and subject to the conditions set forth therein; and

         WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the obligations of the Lenders to make their respective Loans and to issue Letters of Credit under the Credit Agreement that the Pledgors shall have executed and delivered this Pledge Agreement to the Administrative Agent for the ratable benefit of the Lenders.

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

         2. Pledge and Grant of Security Interest. Subject to Section 27 hereof, to secure the prompt payment and performance in full when due, whether by lapse of time or otherwise, of the Pledgor Obligations (as defined in Section 3 hereof), each Pledgor hereby pledges and assigns to the Administrative Agent, for the benefit of the Lenders, and grants to the Administrative Agent, for the benefit of the Lenders, a continuing security interest in any and all right, title and interest of such Pledgor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Collateral"):

            (a) Pledged Shares. 100% of the issued and outstanding shares of capital stock owned by such Pledgor of each Material Subsidiary which is a corporation as more fully described on Schedule 2(a) attached hereto (collectively, together with any shares of capital stock described in Sections 2(d) and 2(e) below, the "Pledged Shares").

            (b) Pledged Membership Interests. 100% of the membership interests owned by such Pledgor of each Material Subsidiary which is a limited liability company as more fully described on Schedule 2(a) attached hereto (collectively, together with any membership interests described in Sections 2(d) and 2(e) below, the "Pledged Membership Interests").

            (c) Pledged Partnership Interests. 100% of the partnership interests or units owned by such Pledgor of each Material Subsidiary which is a partnership as more fully described on Schedule 2(a) attached hereto (collectively, together with any partnership interests or units described in Section 2(e) below, the "Pledged Partnership Interests").

            (d) Included Equity Interests. The Pledged Shares, Pledged Membership Interests and Pledged Partnership Interests shall include, but not be limited to:

                (i) any shares, membership interests, partnership interests or units, securities or equity interests of any kind representing a dividend, distribution or return on equity upon or in respect of the Pledged Shares, Pledged Membership Interests or Pledged Partnership Interests, respectively, or resulting from a split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder of, or otherwise in respect of, the Pledged Shares, Pledged Membership Interests or Pledged Partnership Interests; and

                (ii) without affecting the obligations of such Pledgor under any provision prohibiting such action hereunder, in the event of any consolidation or merger in which a Subsidiary of such Pledgor is not the surviving entity, 100% of the equity interests (whether shares of stock, membership interests, partnership interests, partnership units or otherwise) owned by such Pledgor of the successor entity formed by or resulting from such consolidation or merger.

            (e) Additional Equity Interests. 100% of any equity interests (whether capital stock, membership interests, partnership interests or units or otherwise) owned by such Pledgor of any Person which hereafter becomes a Material Subsidiary (other than Excluded Material Subsidiaries), including, without limitation, any certificates representing such equity interests.

            (f) Proceeds. All proceeds and products of the foregoing, however and whenever acquired and in whatever form.

         Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that a Pledgor may from time to time hereafter deliver additional shares of stock, membership interests or partnership interests or units to the Administrative Agent as collateral security for the Pledgor Obligations. Upon delivery to the Administrative Agent, such additional shares of stock, membership interests or partnership interests or units shall be deemed to be part of the Collateral of such Pledgor and shall be subject to the terms of this Pledge Agreement whether or not Schedule 2(a) is amended to refer to such additional shares.

         3. Security for Pledgor Obligations. The security interest created hereby in the Collateral of each Pledgor constitutes continuing collateral security for all of the following, whether now existing or hereafter incurred (the "Pledgor Obligations"):


            (a) In the case of the Borrower, the prompt performance and observance by the Borrower of all obligations of the Borrower under the Credit Agreement, the Notes, this Pledge Agreement and the other Credit Documents to which the Borrower is a party;

            (b) In the case of the Guarantors, subject to clause (c) of
         Section 26 hereof, the prompt performance and observance by such Guarantor of all obligations of such Guarantor under the Credit Agreement, this Pledge Agreement and the other Credit Documents to which such Guarantor is a party, including, without limitation, its guaranty obligations arising under Section 4 of the Credit Agreement; and

            (c) All other indebtedness, liabilities and obligations of any kind or nature, now existing or hereafter arising, owing from any Pledgor to any Lender or the Administrative Agent pursuant to or in connection with a transaction contemplated by the Credit Agreement or the other Credit Documents, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several, including, without limitation, all obligations and liabilities incurred in connection with collecting and enforcing the Pledgor Obligations.

         4. Delivery of the Collateral. Each Pledgor hereby agrees that, upon a Collateral Effective Date and for the duration of the ensuing Collateral
Period:

            (a) Delivery. Each Pledgor shall deliver to the Administrative Agent
         (i) promptly upon the occurrence of such Collateral Effective Date, all certificates representing the Pledged Shares, Pledged Membership Interests and/or Pledged Partnership Interests of such Pledgor and (ii) promptly upon the receipt thereof by or on behalf of a Pledgor, all other certificates and instruments constituting Collateral of a Pledgor. Prior to delivery to the Administrative Agent, all such certificates and instruments constituting Collateral of a Pledgor shall be held in trust by such Pledgor for the benefit of the Administrative Agent pursuant hereto. All such certificates shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit 4(a) attached hereto, or such similar form as requested by the Administrative Agent.

            (b) Additional Securities. If such Pledgor shall receive by virtue of its being or having been the owner of any Collateral, any (i) certificate representing any share of stock, membership interest, partnership interest, partnership unit or other equity interest, including without limitation, any certificate representing a dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of equity interests, splits, spin-offs or split-offs, promissory note or other instrument; (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Collateral or otherwise; (iii) dividends payable in securities; or (iv) distributions of securities in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then such Pledgor shall receive such certificate, instrument, option, right or distribution in trust for the benefit of the Administrative Agent, shall segregate it from such Pledgor's other property and shall deliver it forthwith to the Administrative Agent in the exact form received together with any necessary endorsement and/or appropriate stock power duly executed in blank, substantially in the form provided in Exhibit 4(a), to be held by the Administrative Agent as Collateral and as further collateral security for the Pledgor Obligations.

            (c) Financing Statements. Each Pledgor shall execute and deliver to the Administrative Agent such Uniform Commercial Code or other applicable financing statements as may be reasonably requested by the Administrative Agent in order to perfect and protect the security interest created hereby in the Collateral of such Pledgor.

         5. Representations and Warranties. Each Pledgor hereby represents and warrants to the Administrative Agent, for the benefit of the Lenders, that so long as any of the Pledgor Obligations remain outstanding or any Credit Document is in effect or any Loan or Letter of Credit shall remain outstanding, and until all of the Commitments shall have been terminated:

            (a) Authorization of Pledged Shares. The Pledged Shares, Pledged Membership Interests and Pledged Partnership Interests are duly authorized and validly issued, are fully paid and nonassessable and are not subject to the preemptive rights of any Person. All other equity interests constituting Collateral will be duly authorized and validly issued, fully paid and nonassessable and not subject to the preemptive rights of any Person.

            (b) Title. Each Pledgor has good and indefeasible title to the Collateral of such Pledgor and will at all times be the legal and beneficial owner of such Collateral free and clear of any Lien, other than Permitted Liens. There exists no "adverse claim" within the meaning of Section 8-302 of the Uniform Commercial Code as in effect in the State of North Carolina (the "UCC") with respect to the Pledged Shares, Pledged Membership Interests or Pledged Partnership Interests of such Pledgor.

            (c) Exercising of Rights. The exercise by the Administrative Agent of its rights and remedies hereunder will not violate any law or governmental regulation or any material contractual restriction binding on or affecting a Pledgor or any of its property.

            (d) Pledgor's Authority. No authorization, approval or action by, and no notice or filing with any Governmental Authority or with the issuer of any Pledged Shares, Pledged Membership Interests or Pledged Partnership Interests is required either (i) for the pledge made by a Pledgor or for the granting of the security interest by a Pledgor pursuant to this Pledge Agreement or (ii) for the exercise by the Administrative Agent or the Lenders of their rights and remedies hereunder (except as may be required by laws affecting the offering and sale of securities).

            (e) Security Interest/Priority. This Pledge Agreement creates a valid security interest in favor of the Administrative Agent, for the benefit of the Lenders, in the Collateral. The taking possession by the Administrative Agent of the certificates representing the Pledged Shares, Pledged Membership Interests and Pledged Partnership Interests and all other certificates and instruments constituting Collateral and the filing or registration with the appropriate governmental office with respect thereto will perfect and establish the first priority of the Administrative Agent's security interest in the Pledged Shares, Pledged Membership Interests and Pledged Partnership Interests and, in all other Collateral represented by such Pledged Shares, Pledged Membership Interests and Pledged Partnership Interests and instruments securing the Pledgor Obligations. Except as set forth in this Section 5(e), no action is necessary to perfect or otherwise protect such security interest.

            (f) No Other Equity Interests. No Pledgor owns any shares of stock, membership interests or partnership interests or units required to be pledged hereunder other than as set forth on Schedule 2(a) attached hereto.

            (g) Name; Chief Executive Office; Books and Records. Each Pledgor's legal name is as shown in this Pledge Agreement and no Pledgor has in the past four months changed its name or been a party to a merger, consolidation or other change in structure. Each Pledgor's chief executive office and chief place of business are (and for the prior four months have been) located at the locations set forth on Schedule 5(g) hereto, and each Pledgor keeps its books and records at such locations.

         6. Covenants. Each Pledgor hereby covenants, that so long as any of the Pledgor Obligations remain outstanding or any Credit Document is in effect or any Loan or Letter of Credit shall remain outstanding, and until all of the Commitments shall have been terminated, such Pledgor shall:

            (a) Books and Records. Mark its books and records (and shall cause the issuer of the Pledged Shares, Pledged Membership Interests and Pledged Partnership Interests of such Pledgor to mark its books and records) to reflect the security interest granted to the Administrative Agent, for the benefit of the Lenders, pursuant to this Pledge Agreement.

            (b) Defense of Title. Warrant and defend title to and ownership of the Collateral of such Pledgor at its own expense against the claims and demands of all other parties claiming an interest therein, keep the Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of Collateral of such Pledgor or any interest therein, except as permitted under the Credit Agreement and the other Credit Documents.

            (c) Further Assurances. Promptly execute and deliver at its expense all further instruments and documents and take all further action that may be necessary and desirable or that the Administrative Agent may reasonably request in order to (i) perfect and protect the security interest created hereby in the Collateral of such Pledgor (including without limitation any and all action necessary to satisfy the Administrative Agent that the Administrative Agent has obtained a first priority perfected security interest in any capital stock, membership interest, partnership interest or partnership unit); (ii) enable the Administrative Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral of such Pledgor; and (iii) otherwise effect the purposes of this Pledge Agreement, including, without limitation and if requested by the Administrative Agent upon the occurrence and during the continuation of an Event of Default, delivering to the Administrative Agent irrevocable proxies in respect of the Collateral of such Pledgor.

            (d) Amendments. Not make or consent to any amendment or other modification or waiver with respect to any of the Collateral of such Pledgor or enter into any agreement or allow to exist any restriction with respect to any of the Collateral of such Pledgor other than pursuant hereto or as may be permitted under the Credit Agreement.

            (e) Compliance with Securities Laws. File all reports and other information now or hereafter required to be filed by such Pledgor with the United States Securities and Exchange Commission and any other state, federal or foreign agency in connection with the ownership of the Collateral of such Pledgor.

            (f) Change in Location. Not, without providing 30 days prior written notice to the Administrative Agent and without filing such amendments to any previously filed financing statements as the Administrative Agent may require, (a) change the location of its chief executive office and chief place of business (as well as its books and records) from the locations set forth on Schedule 5(g) hereto or (b) change its name or be party to a merger, consolidation or other change in structure.

         7. Advances by Lenders. On failure of any Pledgor to perform any of the covenants and agreements contained herein, the Administrative Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Administrative Agent or the Lenders may make for the protection of the security hereof or which it or they may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Pledgors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Pledgor Obligations and shall bear interest from the date said amounts are expended at the default rate specified in Section 3.1(b) of the Credit Agreement for Revolving Loans that are Base Rate Loans. No such performance of any covenant or agreement by the Administrative Agent or the Lenders on behalf of any Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgors of any default under the terms of this Pledge Agreement or any other Credit Documents. The Lenders may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

         8. Events of Default. The occurrence of an event which under the Credit Agreement would constitute an Event of Default shall be an Event of Default hereunder (an "Event of Default").

         9. Remedies.

            (a) General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent and the Lenders shall have, in respect of the Collateral of any Pledgor, in addition to the rights and remedies provided herein, in the Credit Documents or by law, the rights and remedies of a secured party under the UCC or any other applicable law.

            (b) Sale of Collateral. Upon the occurrence of an Event of Default and during the continuation thereof, without limiting the generality of this Section and upon reasonable notice, the Administrative Agent may, in its sole discretion, sell or otherwise dispose of or realize upon the Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Administrative Agent may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable law. To the extent permitted by law, any Lender may in such event bid for the purchase of such securities. Each Pledgor agrees that, to the extent notice of sale shall be required by law (unless the Pledgor has waived notice in writing), any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to such Pledgor, in accordance with the notice provisions of
         Section 11.1 of the Credit Agreement at least ten days before the time of such sale. The Administrative Agent shall not be obligated to make any sale of Collateral of such Pledgor regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (c) Private Sale. Upon the occurrence of an Event of Default and during the continuation thereof, the Pledgors recognize that the Administrative Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Shares, Pledged Membership Interests and/or Pledged Partnership Interests or any of the securities constituting Collateral and that the Administrative Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that the price received in a private sale, in and of itself, shall not constitute grounds that the sale was made in a commercially unreasonable manner. Furthermore, the Pledgor acknowledges that the Administrative Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933. Each Pledgor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York or Philadelphia, Pennsylvania (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933), or (ii) made privately in the manner described above shall be deemed to involve a "public sale" under the UCC, notwithstanding that such sale may not constitute a "public offering" under the Securities Act of 1933, and the Administrative Agent may, in such event, bid for the purchase of such securities.

            (d) Retention of Collateral. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default, the Administrative Agent may, after providing the notices required by
         Section 9-505(2) of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction (unless the Pledgor objects thereto in accordance with applicable law), retain all or any portion of the Collateral in satisfaction of the Pledgor Obligations. Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have retained any Collateral in satisfaction of any Pledgor Obligations for any reason.

            (e) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent or the Lenders are legally entitled, the Pledgors shall be jointly and severally liable for the deficiency, together with interest thereon at the default rate specified in Section 3.1(b) of the Credit Agreement for Revolving Loans that are Base Rate Loans, together with the costs of collection and the reasonable fees of any attorneys employed by the Administrative Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Pledgor Obligations shall be returned to the Pledgors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

         10. Rights of the Administrative Agent.

             (a) Power of Attorney. In addition to other powers of attorney contained herein, each Pledgor hereby designates and appoints the Administrative Agent, on behalf of the Lenders, and each of its designees or agents as attorney-in-fact of such Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

                 (i) to demand, collect, settle, compromise, adjust and give discharges and releases concerning the Collateral of such Pledgor, all as the Administrative Agent may reasonably determine;

                 (ii) to commence and prosecute any actions at any court for the purposes of collecting any of the Collateral of such Pledgor and enforcing any other right in respect thereof;

                 (iii) to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Administrative Agent may deem reasonably appropriate;

                 (iv) to pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral of such Pledgor;

                 (v) to direct any parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct;

                 (vi) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral of such Pledgor;

                 (vii) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Collateral of such Pledgor;

                 (viii) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem reasonably appropriate;

                 (ix) to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, pledge agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Pledge Agreement and in order to fully consummate all of the transactions contemplated therein;

                 (x) to exchange any of the Collateral of such Pledgor or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral of such Pledgor with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Administrative Agent may determine;

                 (xi) to vote for a resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Shares, Pledged Membership Interests and/or Pledged Partnership Interests of such Pledgor into the name of the Administrative Agent or one or more of the Lenders or into the name of any transferee to whom the Pledged Shares, Pledged Membership Interests and/or Pledged Partnership Interests of such Pledgor or any part thereof may be sold pursuant to Section 9 hereof; and

                 (xii) to do and perform all such other acts and things as the
             Administrative Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral of such Pledgor.

         This power of attorney is a power coupled with an interest and shall be irrevocable (i) for so long as any of the Pledgor Obligations remain outstanding, any Credit Document is in effect or any Loan or Letter of Credit shall remain outstanding and (ii) until all of the Commitments shall have been terminated. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Administrative Agent in this Pledge Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Administrative Agent solely to protect, preserve and realize upon its security interest in Collateral.

             (b) Performance by the Administrative Agent of Pledgor's Obligations. If any Pledgor fails to perform any agreement or obligation contained herein, the Administrative Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Pledgors on a joint and several basis pursuant to Section 26 hereof.

             (c) Assignment by the Administrative Agent. The Administrative Agent may from time to time assign the Pledgor Obligations and any portion thereof and/or the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Administrative Agent under this Pledge Agreement in relation thereto.

             (d) The Administrative Agent's Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Administrative Agent hereunder, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that each of the Pledgors shall be responsible for preservation of all rights in the Collateral of such Pledgor, and the Administrative Agent shall be relieved of all responsibility for Collateral upon surrendering it or tendering the surrender of it to the Pledgors. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Administrative Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters; or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

             (e) Voting Rights in Respect of the Collateral.

                   (i) So long as no Event of Default shall have occurred and be continuing, to the extent permitted by law, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Collateral of such Pledgor or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Credit Agreement; and

                   (ii) Upon the occurrence and during the continuance of an Event of Default, all rights of a Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of this Section shall cease and all such rights shall thereupon become vested in the Administrative Agent which shall then have the sole right to exercise such voting and other consensual rights.

             (f) Dividend Rights in Respect of the Collateral.

                   (i) So long as no Event of Default shall have occurred and be continuing and subject to Section 4(b) hereof, each Pledgor may receive and retain any and all dividends (other than stock dividends and other dividends constituting Collateral which are addressed hereinabove) or interest paid in respect of the Collateral to the extent they are allowed under the Credit Agreement.

                   (ii) Upon the occurrence and during the continuance of an Event of Default:

                         (A) all rights of a Pledgor to receive the dividends
                   and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph (i) of this Section shall cease and all such rights shall thereupon be vested in the Administrative Agent which shall then have the sole right to receive and hold as Collateral such dividends and interest payments; and

                         (B) all dividends and interest payments which are
                   received by a Pledgor contrary to the provisions of paragraph
                   (A) of this subsection shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Pledgor, and shall be forthwith paid over to the Administrative Agent as Collateral in the exact form received, to be held by the Administrative Agent as Collateral and as further collateral security for the Pledgor Obligations.

             (g) Release of Collateral. The Administrative Agent may release any of the Collateral from this Pledge Agreement or may substitute any of the Collateral for other Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Collateral not expressly released or substituted, and this Pledge Agreement shall continue as a first priority lien on all Collateral not expressly released or substituted.

         11. Rights of Required Lenders. All rights of the Administrative Agent hereunder, if not exercised by the Administrative Agent, may be exercised by the Required Lenders.

         12. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, any payments in respect of the Pledgor Obligations and any proceeds of any Collateral, when received by the Administrative Agent or any of the Lenders in cash or its equivalent, will be applied in reduction of the Pledgor Obligations in the order set forth in
Section 9.3 of the Credit Agreement, and each Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Administrative Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Administrative Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

         13. Costs of Counsel. At all times hereafter, the Pledgors agree to promptly pay upon demand any and all reasonable costs and expenses of the Administrative Agent or the Lenders, (a) as required under Section 11.5 of the Credit Agreement and (b) as necessary to protect the Collateral or to exercise any rights or remedies under this Pledge Agreement or with respect to any Collateral. All of the foregoing costs and expenses shall constitute Pledgor Obligations hereunder.

         14. Continuing Agreement.

             (a) This Pledge Agreement shall be a continuing agreement in every respect and shall remain in full force and effect during each Collateral Period so long as any of the Pledgor Obligations remain outstanding or any Credit Document is in effect or any Loan or Letter of Credit shall remain outstanding, and until all of the Commitments thereunder shall have terminated (other than any obligations with respect to the indemnities and the representations and warranties set forth in the Credit Documents). Upon a Collateral Termination Date or upon such payment and termination, this Pledge Agreement shall no longer be effective until another Collateral Effective Date occurs and the Administrative Agent and the Lenders shall, upon the request and at the expense of the Pledgors, forthwith release all of its liens and security interests hereunder and shall execute and deliver all Uniform Commercial Code termination statements and/or other documents reasonably requested by the Pledgors evidencing such termination. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Pledge Agreement or any period which is not a Collateral Effective Period, subject to the provisions of the Credit Agreement.

             (b) This Pledge Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Pledgor Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Pledgor Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Administrative Agent or any Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Pledgor Obligations.

         15. Amendments; Waivers; Modifications. This Pledge Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.6 of the Credit Agreement.

         16. Successors in Interest. This Pledge Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Pledgor, its successors and assigns and shall inure, together with the rights and remedies of the Administrative Agent and the Lenders hereunder, to the benefit of the Administrative Agent and the Lenders and their successors and permitted assigns; provided, however, that none of the Pledgors may assign its rights or delegate its duties hereunder other than (a) with the prior written consent of each Lender or the Required Lenders, as required by the Credit Agreement, or (b) as otherwise permitted under the terms of the Credit Agreement. To the fullest extent permitted by law, each Pledgor hereby releases the Administrative Agent and each Lender, and its successors and assigns, from any liability for any act or omission relating to this Pledge Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Administrative Agent, or such Lender, or its officers, employees or agents.

         17. Notices. All notices required or permitted to be given under this Pledge Agreement shall be in conformance with Section 11.1 of the Credit Agreement.

         18. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart.

         19. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Pledge Agreement.

         20. Governing Law; Submission to Jurisdiction; Venue.

             (a) THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. Any legal action or proceeding with respect to this Security Agreement may be brought in the courts of the State of North Carolina, or of the United States for the Western District of North Carolina, and, by execution and delivery of this Security Agreement, each Pledgor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each Pledgor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to Section 11.1 of the Credit Agreement, such service to become effective 15 days after such mailing. Nothing herein shall affect the right of the Administrative Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Pledgor in any other jurisdiction. Each Pledgor agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law; provided that nothing in this Section 20 is intended to impair a Pledgor's right under applicable law to appeal or seek a stay of any judgment.

             (b) Each Pledgor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Pledge Agreement brought in the courts referred to in subsection
         (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

         21. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES TO THIS PLEDGE AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         22. Severability. If any provision of any of the Pledge Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         23. Entirety. This Pledge Agreement and the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

         24. Survival. Subject to the provisions of the Credit Agreement, all representations and warranties of the Pledgors hereunder shall survive the execution and delivery of this Pledge Agreement and the other Credit Documents, the delivery of the Notes and the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement.

         25. Other Security. To the extent that any of the Pledgor Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real and other personal property owned by a Pledgor), or by a guarantee, endorsement or property of any other Person, then the Administrative Agent and the Lenders shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Administrative Agent and the Lenders have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Administrative Agent and the Lenders shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Administrative Agent's and the Lenders' rights or the Pledgor Obligations under this Pledge Agreement, under any other of the Credit Documents.

         26. Joint and Several Obligations of Pledgors.

             (a) Each of the Pledgors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under the Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Pledgors and in consideration of the undertakings of each of the Pledgors to accept joint and several liability for the obligations of each of them.

             (b) Each of the Pledgors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Pledgors with respect to the payment and performance of all of the Pledgor Obligations arising under this Pledge Agreement and the other Credit

         Documents, it being the intention of the parties hereto that all the Pledgor Obligations shall be the joint and several obligations of each of the Pledgors without preferences or distinction among them.

             (c) Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the obligations of a Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy
         Code).

         27. Effective Date. Notwithstanding anything in this Pledge Agreement to the contrary, (a) neither the pledges and grants of security interests pursuant to Section 2 hereof, nor any of the covenants and other agreements contained herein, shall become effective until a Collateral Effective Date or be effective other than during a Collateral Period; provided that on any such Collateral Effective Date such pledges, grants of security interests, covenants and other agreements shall become effective immediately and without any further action on the part of any of the parties hereto and shall remain effective during the ensuing Collateral Period; and (b) none of the schedules referred to herein shall be required to be completed or delivered to the Administrative Agent until a Collateral Effective Date; provided that on any such Collateral Effective Date, such schedules shall immediately be completed and delivered to the Administrative Agent and thereafter such schedules (as they may be amended from time to time) shall constitute a part of this Pledge Agreement.

                 [remainder of page intentionally left blank]

         Each of the parties hereto has caused a counterpart of this Pledge Agreement to be duly executed and delivered as of the date first above written.



BORROWERS:             BRANDYWINE REALTY TRUST,
                       a Maryland real estate investment trust

                       By: /s/ Gerard H. Sweeney
                           -----------------------------------------------------
                           Name:  Gerard H. Sweeney
                           Title: President and Chief Executive Officer


                       BRANDYWINE OPERATING PARTNERSHIP,
                       L.P., a Delaware limited partnership

                                By:    Brandywine Realty Trust, a Maryland
                                       real estate investment trust, its general
                                       partner


                                       By: /s/ Gerard H. Sweeney
                                          --------------------------------------
                                           Name:  Gerard H. Sweeney
                                           Title: President and Chief
                                                  Executive Officer

GUARANTORS:        LC/N HORSHAM LIMITED PARTNERSHIP, a
                   Pennsylvania limited partnership

                   By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                        By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

                             By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                  By:  Brandywine Realty Trust, a
                                       Maryland real estate investment
                                       trust, its general partner


                   LC/N KEITH VALLEY LIMITED PARTNERSHIP I, a
                   Pennsylvania limited partnership

                   By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                        By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

                             By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                   By:  Brandywine Realty Trust, a
                                        Maryland real estate investment
                                        trust, its general partner

                   NICHOLS LANSDALE LIMITED PARTNERSHIP III, a Pennsylvania limited partnership

                   By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                        By: Brandywine Witmer L.L.C., a Pennsylvania limited liability company, its general partner

                             By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                  By:  Brandywine Realty Trust, a
                                       Maryland real estate investment
                                       trust, its general partner


                   NEWTECH III LIMITED PARTNERSHIP, a
                   Pennsylvania limited partnership

                   By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                        By: Brandywine Witmer L.L.C., a Pennsylvania limited liability company, its general partner

                             By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                                  By:  Brandywine Realty Trust, a
                                       Maryland real estate investment
                                       trust, its general partner

                   WITMER OPERATING PARTNERSHIP I, L.P., a
                   Delaware limited partnership

                   By:  Brandywine Witmer, L.L.C., a Pennsylvania
                        limited liability company, its general partner

                        By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                             By: Brandywine Realty Trust, a Maryland real
                                 estate investment trust, its general
                                 partner


                   NEWTECH IV LIMITED PARTNERSHIP, a
                   Pennsylvania limited partnership

                   By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                        By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

                             By: Brandywine Operating Partnership, L.P., a
                                 Delaware limited partnership, its sole
                                 member

                                 By: Brandywine Realty Trust, a
                                     Maryland real estate investment
                                     trust, its general partner

                   C/N OAKLANDS LIMITED PARTNERSHIP I, a
                   Pennsylvania limited partnership

                   By: Witmer Operating Partnership I, L.P., a Delaware
                       limited partnership, its general partner

                       By: Brandywine Witmer, L.L.C., a Pennsylvania
                           limited liability company, its general partner

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its sole
                               member

                               By: Brandywine Realty Trust, a
                                   Maryland real estate investment
                                   trust, its general partner


                   FIFTEEN HORSHAM, L.P., a Pennsylvania limited partnership

                   By: Witmer Operating Partnership I, L.P., a Delaware
                       limited partnership, its general partner

                       By: Brandywine Witmer, L.L.C., a Pennsylvania
                           limited liability company, its general partner

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its sole
                               member

                               By: Brandywine Realty Trust, a
                                   Maryland real estate investment
                                   trust, its general partner

                   C/N LEEDOM LIMITED PARTNERSHIP II, a
                   Pennsylvania limited partnership

                   By: Brandywine Operating Partnership, L.P., a
                       Delaware limited partnership, its general partner

                       By: Brandywine Realty Trust, a Maryland
                           real estate investment trust, its
                           general partner


                   C/N IRON RUN LIMITED PARTNERSHIP III, a
                   Pennsylvania limited partnership

                   By: Brandywine Operating Partnership, L.P., a
                       Delaware limited partnership, its general partner

                       By: Brandywine Realty Trust, a Maryland
                           real estate investment trust, its
                           general partner


                   C/N OAKLANDS LIMITED PARTNERSHIP III, a
                   Pennsylvania limited partnership

                   By: Brandywine Operating Partnership, L.P., a
                       Delaware limited partnership, its general partner

                       By: Brandywine Realty Trust, a Maryland
                           real estate investment trust, its
                           general partner


                   IRON RUN LIMITED PARTNERSHIP V, a
                   Pennsylvania limited partnership

                   By: Brandywine Operating Partnership, L.P., a
                       Delaware limited partnership, its general partner

                       By: Brandywine Realty Trust, a Maryland
                           real estate investment trust, its
                           general partner

                 BRANDYWINE TB I, L.P., a Pennsylvania limited partnership

                 By: Brandywine TB I, L.L.C., a Pennsylvania limited liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                 BRANDYWINE TB II, L.P., a Pennsylvania limited partnership

                 By: Brandywine TB II, L.L.C., a Pennsylvania limited liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                 BRANDYWINE TB III, L.P., a Pennsylvania limited partnership

                 By: Brandywine TB III, L.L.C., a Pennsylvania limited liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                 BRANDYWINE TB VI, L.P., a Pennsylvania limited partnership

                 By: Brandywine TB VI, L.L.C., a Pennsylvania limited liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                 BRANDYWINE DOMINION, L.P., a Pennsylvania limited partnership

                 By: Brandywine Dominion, L.L.C., a Pennsylvania limited
                     liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                 BRANDYWINE P.M., L.P., a Pennsylvania limited partnership

                 By: Brandywine P.M., L.L.C., a Pennsylvania limited liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                 BRANDYWINE I.S., L.P., a Pennsylvania limited partnership

                 By: Brandywine I.S., L.L.C., a Pennsylvania limited liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                 BRANDYWINE CENTRAL, L.P., a Pennsylvania limited partnership

                 By: Brandywine F.C., L.P., a Pennsylvania limited partnership, its general partner

                     By: Brandywine F.C., L.L.C., a Pennsylvania limited
                         liability company, its general partner

                         By: Brandywine Operating Partnership, L.P., a
                             Delaware limited partnership, its sole
                             member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate investment
                                 trust, its general partner

                 APPOP 2, L.P., a Delaware limited partnership

                 By: AAP Sub Three, Inc., a Delaware corporation, one of its general partners

                     By: Atlantic American Properties Trust, a Maryland real
                         estate investment trust, its sole shareholder

                         By: Brandywine Operating Partnership, L.P., a
                             Delaware limited partnership, its sole shareholder

                             By: Brandywine Realty Trust, a Maryland real
                                 estate investment trust, its general
                                 partner

                 By: AAPOP Umbrella, L.P., a Delaware limited partnership,
                     one of its general partners

                     By: AAP Sub Two, Inc., a Delaware corporation, one of its
                         general partners

                         By: Atlantic American Properties Trust, a Maryland
                             real estate investment trust, its sole shareholder

                             By: Brandywine Operating Partnership, L.P., a
                                 Delaware limited partnership, its sole
                                 shareholder

                                 By: Brandywine Realty Trust, a
                                     Maryland real estate investment
                                     trust, its general partner

                     By: Atlantic American Properties Trust, a Maryland real
                         estate investment trust, one of its general partners

                         By: Brandywine Operating Partnership, L.P., a
                             Delaware limited partnership, its sole shareholder

                             By: Brandywine Realty Trust, a Maryland real
                                 estate investment trust, its general
                                 partner

                 BRANDYWINE F.C., L.P., a Pennsylvania
                 limited partnership

                 By: Brandywine F.C., L.L.C., a Pennsylvania limited liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                 BRANDYWINE REALTY PARTNERS, a
                 Pennsylvania general partnership

                 By: Brandywine Operating Partnership, L.P., a
                     Delaware limited partnership, one of its
                     partners

                     By: Brandywine Realty Trust, a
                         Maryland real estate investment
                         trust, its general partner


                 BRANDYWINE ACQUISITIONS, LLC, a
                 Delaware limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                 BRANDYWINE MAIN STREET, LLC, a
                 Delaware limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, one of its members

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                 By: Brandywine Acquisitions, LLC, a Delaware limited
                     liability company, one of its members

                     By: Brandywine Operating Partnership, L.P.,
                         a Delaware limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                 1100 BRANDYWINE, LLC, a Delaware limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE LEASING, LLC, a Delaware limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                 BRANDYWINE TB I, L.L.C., a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                 BRANDYWINE TB II, L.L.C., a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a
                     Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE TB III, L.L.C., a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                 BRANDYWINE TB VI, L.L.C., a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                 BRANDYWINE WITMER, L.L.C., a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                 BRANDYWINE DOMINION, L.L.C., a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE P.M., L.L.C., a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE I.S., L.L.C., a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE F.C., L.L.C., a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                 BRANDYWINE TRENTON URBAN RENEWAL, L.L.C., a Delaware limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner



                 BRANDYWINE DABNEY, L.L.C., a Delaware limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner



                 BRANDYWINE AXINN I, LLC, a Delaware limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner



                 BRANDYWINE AXINN II, LLC, a Delaware limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                                  APP SUB THREE, INC., a Delaware corporation


                                  By: /s/ Gerard H. Sweeney
                                      --------------------------------
                                      Gerard H. Sweeney
                                      President and Chief Executive Officer of
                                      each of the above-named entities

         Accepted and agreed to in Charlotte, North Carolina as of the date first above written.

                                  NATIONSBANK, N.A., as Administrative Agent


                                  By: /s/ Nationsbank, N.A.
                                     -------------------------------------------
                                      Name:
                                      Title: